Exhibit 10.1

EXECUTION VERSION

WAIVER AND CONSENT NO. 1 dated as of March 22, 2019 (this “Waiver”), among THE KRAFT HEINZ COMPANY, a Delaware corporation (“Kraft Heinz”), KRAFT HEINZ FOODS COMPANY, a Pennsylvania limited liability company (the “Parent Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”).

Reference is made to the Credit Agreement dated as of July 6, 2015 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among Kraft Heinz, the Parent Borrower, the Lenders party thereto, the Administrative Agent and J.P. Morgan Europe Limited, as London agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Kraft Heinz and the Parent Borrower have requested, and the Administrative Agent and the Lenders party hereto (which constitute the Required Lenders) agree, in accordance with Section 9.01 of the Credit Agreement, to grant a one-time temporary waiver of compliance with Section 5.01(c)(ii) with respect to the consolidated financial statements of Kraft Heinz and its Subsidiaries for the fiscal year ended December 29, 2018.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.    Waiver and Consent. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof:

(a)    The Lenders party hereto hereby grant a one-time temporary waiver, until May 14, 2019 (the “Extension Deadline”), of compliance by Kraft Heinz and the Parent Borrower with the requirement to furnish to the Lenders a copy of the consolidated financial statements of Kraft Heinz and its Subsidiaries for the fiscal year ended December 29, 2018, audited by PricewaterhouseCoopers LLP (or other independent auditors which, as of the date of this Agreement, are one of the “big four” accounting firms) (the “2018 Annual Financial Statements”) as required by Section 5.01(c)(ii) of the Credit Agreement, it being understood and agreed that Section 5.01(c)(ii) of the Credit Agreement shall be deemed to require Kraft Heinz and the Parent Borrower to furnish to the Lenders the 2018 Annual Financial Statements on or prior to the Extension Deadline.

(b)    During the period from and after the Waiver Effective Date (as defined below) to and including the Extension Deadline, the condition precedent to each Pro Rata Borrowing set forth in Section 3.03(b) of the Credit Agreement shall be deemed to be satisfied if such condition precedent would otherwise be satisfied but for the failure of Kraft Heinz and the Parent Borrower to furnish the Annual Financial Statements to the Lenders within the period set forth in Section 5.01(c)(ii) of the Credit Agreement.

Section 2.    Representations and Warranties. Kraft Heinz and the Parent Borrower represents and warrants that as of the date hereof and the Waiver Effective Date:

(a)    After giving effect to this Waiver, the representations and warranties of Kraft Heinz and the Parent Borrower contained in Article IV of the Credit Agreement and in the Holdco Guaranty Agreement are true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects.

(b)    After giving effect to this Waiver, no Default or Event of Default has occurred and is continuing.

Section 3.    Conditions to Effectiveness.

This Waiver shall become effective on the first date (the “Waiver Effective Date”) on which the following conditions have been satisfied:

(a)    The Administrative Agent shall have received executed counterparts of this Waiver by (i) Kraft Heinz, (ii) the Parent Borrower, (iii) the Administrative Agent and (iv) the Required Lenders.

(b)    The Administrative Agent shall have received a certificate, dated the Waiver Effective Date and signed by a duly authorized officer of Kraft Heinz, confirming the accuracy of the representations and warranties contained in Section 2 hereof.

The Administrative Agent shall notify Kraft Heinz, the Parent Borrower and the Lenders of the Waiver Effective Date and such notice shall be conclusive and binding.

Section 4.    Fees and Expenses.

Kraft Heinz and the Parent Borrower agree to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by it in connection with this Waiver, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

Section 5.    Counterparts.

This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Waiver by facsimile transmission or other electronic communication (i.e., TIF or PDF or other similar communication) shall be effective as delivery of a manually executed counterpart of this Waiver.

Section 6.    Governing Law; Waiver of Right to Trial by Jury, Etc.

THIS WAIVER AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION ARISING UNDER OR RELATED TO THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW DOCTRINES. The provisions of Sections 9.03, 9.04(a), 9.04(c), 9.06, 9.11 and 9.16 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.

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Section 7.    Headings.

The headings of this Waiver are for purposes of reference only and shall not be deemed to limit, amplify or modify the terms of this Waiver, nor affect the meaning hereof.

Section 8.    Effect of Waiver; References to the Credit Agreement.

Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Agent, any Lender or any Issuing Bank under the Credit Agreement, the Holdco Guaranty Agreement or any agreement or document relating thereto, and except as expressly provided in this Waiver, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Holdco Guaranty Agreement or any such other agreement or document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. On and after the Waiver Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as waived and consented to hereby. Nothing herein shall entitle Kraft Heinz or the Parent Borrower to a consent to, or a waiver, extension, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Holdco Guaranty Agreement or any agreement or document relating thereto in any similar or different circumstances.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.

THE KRAFT HEINZ COMPANY,

By:	/s/ Yang Xu
	Name:	Yang Xu
	Title:	Treasurer

KRAFT HEINZ FOODS COMPANY,

By:	/s/ Ciao Xing
	Name:	Ciao Xing
	Title:	Assistant Treasurer

[KRAFT HEINZ – WAIVER AND CONSENT NO. 1 TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK N.A., as Administrative Agent and a Lender

By:	/s/ Tony Yung
Name:	Tony Yung
Title:	Executive Director

[KRAFT HEINZ – WAIVER AND CONSENT NO. 1 TO CREDIT AGREEMENT]

SIGNATURE PAGE TO

WAIVER AND CONSENT NO. 1 TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender: Banco Santander, S.A., New York Branch

by	/s/ Rita Walz-Cuccioli
	Name:	Rita Walz-Cuccioli
	Title:	Executive Director Bank Santander, S.A. New York Branch

For any Lender requiring a second signature line:

by	/s/ Terence Corcoran
	Name:	Terence Corcoran
	Title:	Executive Director Banco Santander, S.A, New York Branch

SIGNATURE PAGE TO

WAIVER AND CONSENT NO. 1 TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender: Bank of America, N.A.

By:	/s/ J. Casey Cosgrove
	Name:	J. Casey Cosgrove
	Title:	Director

SIGNATURE PAGE TO

WAIVER AND CONSENT NO. 1 TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender:

Lender: BARCLAYS BANK PLC

by	/s/ Jake Lan
Name: Jake Lan
Title: Assistant Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

WAIVER AND CONSENT NO. 1 TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender: BNP Paribas

Lender:

by	/s/ Mike Shryock
	Name:	Mike Shryock
	Title:	Managing Director

by	/s/ Todd Grossnickle
	Name:	Todd Grossnickle
	Title:	Director

SIGNATURE PAGE TO

WAIVER AND CONSENT NO. 1 TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender: CITIBANK, N.A.

by	/s/ Piotr Marciszewski
	Name:	Pitor Marciszewski
	Title:	Vice President

SIGNATURE PAGE TO

WAIVER AND CONSENT NO. 1 TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender: Credit Agricole Corporate and Investment Bank

Lender:

by	/s/ Jill Wong
	Name:	Jill Wong
	Title:	Director

by	/s/ Gordon Yip
	Name:	Gordon Yip
	Title:	Director

SIGNATURE PAGE TO

WAIVER AND CONSENT NO. 1 TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

by	/s/ Marc Zihlmann
	Name:	Marc Zihlmann
	Title:	Authorized Signatory

SIGNATURE PAGE TO

WAIVER AND CONSENT NO. 1 TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender: DEUTSCHE BANK AG NEW YORK BRANCH

Lender:

by	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

For any Lender requiring a second signature line:

by	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

SIGNATURE PAGE TO

WAIVER AND CONSENT NO. 1 TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender: GOLDMAN SACHS BANK USA

Lender: GOLDMAN SACHS BANK USA

by	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

SIGNATURE PAGE TO

WAIVER AND CONSENT NO. 1 TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Lender: HSBC BANK USA, N.A.

by	/s/ Rafael De Paoli
Name: Rafael De Paoli
Title: Managing Director

SIGNATURE PAGE TO

WAIVER AND CONSENT NO. 1 TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender: Intesa Sanpaolo S.p.A., New York Branch

Lender:

by	/s/ Jennifer Feldman Facciola
Name: Jennifer Feldman Facciola
Title: Vice President

by	/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP & Head of Credit

SIGNATURE PAGE TO

WAIVER AND CONSENT NO. 1 TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender: MIZUHO BANK, LTD.

Lender:

by	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

WAIVER AND CONSENT NO. 1 TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender: MORGAN STANLEY BANK N.A.

Lender: MORGAN STANLEY BANK N.A.

By	/s/ Christopher Tarnowsky
Name: Christopher Tarnowsky
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

WAIVER AND CONSENT NO. 1 TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender: MUFG Bank, Ltd. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.)

by	/s/ Reema Sharma
Name: Reema Sharma
Title: Director

SIGNATURE PAGE TO

WAIVER AND CONSENT NO. 1 TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender:
cooperatieve Rabobank U.A. New York Branch

Lender:

by	/s/ Justin Dupont-Nivet
Name: Justin Dupont-Nivet
Title: Executive Director

For any Lender requiring a second signature line:

by	/s/ Floris Rooijmans
Name: Floris Rooijmans
Title: Vice President

SIGNATURE PAGE TO

WAIVER AND CONSENT NO. 1 TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Lender: ROYAL BANK OF CANADA

by	/s/ John Flores
Name: John Flores
Title: Authorized Signatory

SIGNATURE PAGE TO

WAIVER AND CONSENT NO. 1 TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender:

Standard Chartered Bank

by	/s/ Guilherme Domingos
Name: Guilherme Domingos - A3553
Title: Director
Standard Chartered Bank

SIGNATURE PAGE TO

WAIVER AND CONSENT NO. 1 TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender: Sumitomo Mitsui Banking Corporation

By	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

SIGNATURE PAGE TO

WAIVER AND CONSENT NO. 1 TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By	/s/ Mark Holm
Name: Mark Holm
Title: Managing Director